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                                                                   EXHIBIT 10.22


                                KERAVISION, INC.

                        1997 EMPLOYEE STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this 1997 Employee Stock Option
          --------------------
Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder shall be Nonstatutory Stock Options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" shall mean the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

          (b) "Affiliate" shall mean an entity in which the Company owns an
               ---------
equity interest.

          (c) "Applicable Laws" shall have the meaning set forth in Section 4(a)
               ---------------
below.

          (d) "Board" shall mean the Board of Directors of the Company.
               -----

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (f) "Committee" shall mean the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (g) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (h) "Company" shall mean KeraVision, Inc., a Delaware corporation.
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          (i) "Consultant" shall mean any person who is engaged by the Company
               ----------
or any Parent, Subsidiary or Affiliate to render consulting services and is compensated for such consulting services, excluding any Officers, Named Executives and Directors.

          (j) "Continuous Status as an Employee or Consultant" shall mean the
               ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (k) "Director" shall mean a member of the Board.
               --------

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          (l) "Employee" shall mean any person who is employed by the Company or
               --------
any Parent, Subsidiary or Affiliate of the Company, excluding any Officers, Named Executives and Directors. Notwithstanding the foregoing, an Officer who was not previously employed by the Company and for whom an Option grant is an inducement essential to the Officer's entering into an employment relationship or contract with the Company, shall be treated as an Employee for purposes of the Option grant made to the Officer in connection with commencement of the Officer's employment with the Company.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" shall mean, as of any date, the value of
               -----------------
Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal
                                                      -----------------------
or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o)  "Named Executive" shall mean any individual who, on the last day
               ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (p) "Nonstatutory Stock Option" shall mean an Option not intended to
               -------------------------
qualify as an Incentive Stock Option, as designated in the applicable option agreement. "Incentive Stock Option" shall mean an Option intended to qualify as
            ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

          (q) "Officer" shall mean a person who is appointed or elected by the
               -------
Board as an officer of the Company, including but not limited to a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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          (r) "Option" shall mean a stock option granted pursuant to the Plan.
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          (s) "Optioned Stock" shall mean the Common Stock subject to an Option.
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          (t) "Optionee" shall mean an Employee or Consultant who receives an
               --------
Option.

          (u) "Parent" shall mean a "parent corporation," whether now or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

          (v) "Plan" shall mean this 1997 Employee Stock Option Plan.
               ----

          (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
               ----------
Act as the same may be amended from time to time, or any successor provision.

          (x) "Share" shall mean a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 of the Plan.

          (y) "Subsidiary" shall mean a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 300,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) Composition of Administrator.  The Plan shall be administered by
              ----------------------------
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of nonstatutory stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"). If a Committee has been appointed pursuant to this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

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          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, the specific duties delegated by, or limitations of authority imposed by, the Board to or on such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

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     5.   Eligibility.
          -----------

          (a) Recipients of Grants.  Options may be granted only to Employees
              --------------------
and Consultants. An Employee or Consultant who has been granted an Option may, if Optionee is otherwise eligible, be granted an additional Option or Options.

          (b) Type of Option.  Each Option shall be designated in the written
              --------------
option agreement as a Nonstatutory Stock Option.

          (c) No Employment Rights.  The Plan shall not confer upon any Optionee
              --------------------
any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consulting relationship at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon its adoption by the
         ------------
Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option. The term of each Nonstatutory Stock Option shall be ten
         --------------
(10) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

     8.  Exercise Price and Consideration.
         --------------------------------

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be no less than 85% of the fair market value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) any combination of such methods of payment, or (8) such other consideration and method of payment for the issuance of Shares permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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     9.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant.  In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within three (3) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise Optionee's Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six
(6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise Optionee's Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option

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(which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of termination of an Optionee's
              -----------------
Continuance Status as an Employee or Consultant as a result of the death of an
Optionee:

             (i) during the term of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise the Option that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Administrator as provided above) after the date of death.

             (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10.  Withholding Taxes.  As a condition to the exercise of Options granted
          -----------------
hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     11.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

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          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

          (c) all elections shall be subject to the consent or disapproval of the Administrator.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 12.

     13.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Adjustments.  Subject to any required action by the shareholders
              -----------
of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Corporate Transactions.  In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may,

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in the exercise of its sole discretion in such instances, declare that any
Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise Optionee's Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable or the Administrator determines to terminate the unvested and unexercised option. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not adversely affect Options already granted (except to the extent contemplated by such Options) and such Options shall remain in full force and effect, unless mutually agreed otherwise between the Optionee and the Board (or other body then administering the Plan), which agreement must be in writing and signed by the Optionee and the Company.

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     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Administrator shall approve.

     19.  Information to Optionees.  The Company shall provide to each Optionee
          ------------------------
upon request, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

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